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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) January 21, 2000



                            PREFERRED NETWORKS, INC.
             (Exact name of Registrant as Specified in its Charter)


                GEORGIA                              0-27658                     58-1954892
    (State or other jurisdiction of              (Commission File             (I.R.S. Employer
     incorporation or organization)                  Number)                   Identification
                                                                                   Number)

                       850 Center Way, Norcross, GA 30071
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (770) 582-3500
              (Registrant's telephone number including area code)

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last year)


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Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a)      See Registrant's Form 8-K dated October 25, 1999.

         (b)      New independent accountant

                  (i) The Registrant engaged Grant Thornton LLP as its new independent accountant as of January 21, 2000. During the Registrant's two most recent fiscal years and through January 21, 2000, neither the Registrant nor someone on its behalf has consulted with Grant Thornton LLP on items which (1) involved the application of accounting principles to a specified transaction, either completed or proposed, or involved the type of audit opinion that might be rendered on the Registrant's financial statements, or (2) concerned the subject matter of a disagreement or reportable event with the Registrant's former independent accountant.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PREFERRED NETWORKS, INC.


Date: January 27, 2000              By:   /s/ Kathryn Loev Putnam
                                       ---------------------------------------
                                              Kathryn Loev Putnam
                                              Senior Vice President and Chief
                                              Financial Officer